UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 13, 2010 (August 1, 2010)
VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code (615) 665-6000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

Ex-99.3 Audited combined financial statements of West Suburban Medical Center and Westlake Hospital as of June 30, 2009 and 2008 and for the years ended June 30, 2009, 2008 and 2007

Ex-99.4 Unaudited condensed combined financial statements of West Suburban Medical Center and Westlake Hospital as of March 31, 2010 and for the nine months ended March 31, 2010 and 2009

Ex-99.5 Unaudited pro forma condensed combined financial information of Vanguard Health Systems, Inc. and its subsidiaries as of March 31, 2010 and for the nine months ended March 31, 2010 and for the year ended June 30, 2009

Explanatory Note
     Vanguard Health Systems, Inc. (“Vanguard”), a Delaware corporation, hereby amends its Current Report on Form 8-K, dated August 4, 2010, relating to the acquisition of certain assets and liabilities of two acute-care hospitals located in the western suburbs of Chicago, Illinois and related outpatient and ancillary businesses from affiliates of Resurrection Health Care Corporation on August 1, 2010 (the “Acquisition”). The hospitals acquired by certain of Vanguard’s subsidiaries were the West Suburban Medical Center, a 234-bed acute care facility located in Oak Park, Illinois and Westlake Hospital, a 225-bed acute care facility located in Melrose Park, Illinois. Vanguard is filing this Amendment on Form 8-K/A for the purposes of including the required financial statements and pro forma financial information with respect to the Acquisition in accordance with the requirements of Item 9.01 of Form 8-K.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

The required audited combined financial statements of West Suburban Medical Center and Westlake Hospital as of June 30, 2009 and 2008 and for the years ended June 30, 2009, 2008 and 2007, are filed herewith as Exhibit 99.3

The required unaudited condensed combined financial statements of West Suburban Medical Center and Westlake Hospital as of March 31, 2010 and for the nine months ended March 31, 2010 and 2009, are filed herewith as Exhibit 99.4.

(b)	Pro forma financial information.

The required unaudited pro forma condensed combined financial information of Vanguard and its subsidiaries, giving effect to the acquisition of West Suburban Medical Center and Westlake Hospital as if it had occurred on March 31, 2010, as to the balance sheet, and as if it had occurred as of July 1, 2009 and July 1, 2008, as to the statement of operations for the nine months ended March 31, 2010 and for the year ended June 30, 2009, respectively, is filed herewith as Exhibit 99.5.

(d)	Exhibits.
99.1	Asset Purchase Agreement, dated as of March 17, 2010, among West Suburban Medical Center, Westlake Community Hospital, Resurrection Services, Resurrection Ambulatory Services, VHS Westlake Hospital, Inc., and VHS West Suburban Medical Center, Inc. (Incorporated by reference from Exhibit 99.1 to Vanguard Health Systems, Inc.’s Current Report on Form 8-K dated August 4, 2010, File No. 333-71934).

99.2	First Amendment to Asset Purchase Agreement dated as of July 31, 2010, among West Suburban Medical Center, Westlake Community Hospital, Resurrection Services, Resurrection Ambulatory Services, VHS Westlake Hospital, Inc., VHS West Suburban Medical Center, Inc., VHS Acquisition Subsidiary Number 4, Inc., Midwest Pharmacies, Inc. and MacNeal Physicians Group, LLC (Incorporated by reference from Exhibit 99.2 to Vanguard Health Systems, Inc.’s Current Report on Form 8-K dated August 4, 2010, File No. 333-71934).

99.3	Audited combined financial statements of West Suburban Medical Center and Westlake Hospital as of June 30, 2009 and 2008, and for the years ended June 30, 2009, 2008 and 2007, together with Report of Independent Auditor.

99.4	Unaudited condensed combined financial statements of West Suburban Medical Center and Westlake Hospital as of March 31, 2010, and for the nine months ended March 31, 2010 and 2009.

99.5	Unaudited pro forma condensed combined financial information of Vanguard and its subsidiaries as of March 31, 2010, and for the nine months ended March 31, 2010 and the year ended June 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly authorized this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC.
BY:	/s/ Gary D. Willis
Gary D. Willis
Senior Vice President, Controller and Chief Accounting Officer

Date: October 13, 2010

EXHIBIT INDEX

Exhibit
Number
Asset Purchase Agreement, dated as of March 17, 2010, among West Suburban Medical Center, Westlake Community Hospital, Resurrection Services, Resurrection Ambulatory Services, VHS Westlake Hospital, Inc., and VHS West Suburban Medical Center, Inc. (Incorporated by reference from Exhibit 99.1 to Vanguard Health Systems, Inc.’s Current Report on Form 8-K dated August 4, 2010, File No. 333-71934).	99.1

First Amendment to Asset Purchase Agreement, dated as of July 31, 2010, among West Suburban Medical Center, Westlake Community Hospital, Resurrection Services, Resurrection Ambulatory Services, VHS Westlake Hospital, Inc., and VHS West Suburban Medical Center, Inc., VHS Acquisition Subsidiary Number 4, Inc., Midwest Pharmacies, Inc. and MacNeal Physicians Group, LLC (Incorporated by reference from Exhibit 99.2 to Vanguard Health Systems, Inc.’s Current Report on Form 8-K dated August 4, 2010, File No. 333-71934).	99.2

Audited combined financial statements of West Suburban Medical Center and Westlake Hospital as of June 30, 2009 and 2008, and for the years ended June 30, 2009, 2008 and 2007, together with Report of Independent Auditor.	99.3

Unaudited condensed combined financial statements of West Suburban Medical Center and Westlake Hospital as of March 31, 2010, and for the nine months ended March 31, 2010 and 2009.	99.4

Unaudited pro forma condensed combined financial information of Vanguard and its subsidiaries as of March 31, 2010, and for the nine months ended March 31, 2010 and the year ended June 30, 2009.	99.5